Prepaid Land Lease Payments - Schedule of Estimated Annual Amortization Expenses (Detail) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2013 Prepaid Land Lease Rights [Member] USD ($)	Dec. 31, 2013 Prepaid Land Lease Rights [Member] CNY
Finite-Lived Intangible Assets [Line Items]
2014	$ 4,216	25,521	$ 597	3,615
2015	3,935	23,824	597	3,615
2016	3,045	18,432	597	3,615
2017	2,771	16,774	597	3,615
2018	$ 2,341	14,169	$ 597	3,615